Exhibit 10.1
FIFTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
     This Fifth Amendment to Amended and Restated Credit Agreement (this “Fifth Amendment”), dated as of May 16, 2008 (the “Effective Date”), is by and among DELTA PETROLEUM CORPORATION, a Delaware corporation (“Borrower”), JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the financial institutions a party hereto as Banks (hereinafter collectively referred to as “Banks,” and individually, a “Bank”).
WITNESSETH:
     WHEREAS, Borrower, Administrative Agent and the financial institutions party thereto as Banks are parties to that certain Amended and Restated Credit Agreement dated as of November 17, 2006 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, as amended hereby); and
     WHEREAS, Borrower has requested that Banks (i) amend certain terms of the Credit Agreement in certain respects, and (ii) establish a Borrowing Base of $250,000,000 to be effective as of the Effective Date; and
     WHEREAS, subject to and upon the terms and conditions set forth herein, Banks have agreed to Borrower’s requests; and
     WHEREAS, Deutsche Bank Trust Company Americas and KeyBank, N.A. have been appointed Co-Syndication Agents for Banks under the Credit Agreement.
     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Banks hereby agree as follows:
     SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of each condition precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended effective as of the Effective Date in the manner provided in this Section 1.
          1.1 Amendment to Definitions. The definitions of “Applicable Margin,” “Loan Papers,” “Permitted Encumbrances,” “Restricted Payment” and “Syndication Agent” contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:
          “Applicable Margin” means, on any date, with respect to each Type of Revolving Loan, an amount determined by reference to the ratio of Outstanding Credit to the Borrowing Base on such date in accordance with the table below:

	Applicable Margin
Ratio of Outstanding Credit to	for Eurodollar	Applicable Margin for
Borrowing Base	Loans	Base Rate Loans
> .90 to 1	2.125%	0.625%
> .75 to 1 and < .90 to 1	1.875%	0.375%
> .50 to 1 and < .75 to 1	1.625%	0.125%
< .50 to 1	1.375%	0%
          “Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (including all amendments thereto), all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, all Letters of Credit, the Certificate of Effectiveness and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.
          “Permitted Encumbrances” means with respect to any asset:
     (a) Liens securing the Obligations;
     (b) minor defects in title which do not secure the payment of money and otherwise have no material adverse effect on the value or the operation of the subject property, and for the purposes of this Agreement, a minor defect in title shall include, but not be limited to, easements, rights-of-way, servitudes, permits, surface leases and other similar rights in respect of surface operations, and easements for pipelines, streets, alleys, highways, telephone lines, power lines, railways and other easements and rights-of-way, on, over or in respect of any of the properties of any Credit Party that are customarily granted in the oil and gas industry;
     (c) inchoate statutory or operators’ Liens securing obligations for labor, services, materials and supplies furnished to Mineral Interests which are not more than sixty (60) days delinquent (except to the extent permitted by Section 8.7);
     (d) mechanic’s, materialmen’s, warehouseman’s, journeyman’s and carrier’s Liens and other similar Liens arising by operation of Law in the ordinary course of business which are not more than sixty (60) days delinquent (except to the extent permitted by Section 8.7);
     (e) Liens for Taxes or assessments not yet due or not yet delinquent, or, if delinquent, that are being contested in good faith in the normal course of business by appropriate action, as permitted by Section 8.7;
     (f) lease burdens payable to third parties which are deducted in the calculation of discounted present value in the Reserve Report including, without limitation, any royalty, overriding royalty, net profits interest, production payment, carried interest or reversionary working interest;

     (g) Liens, charges and encumbrances upon Borrower’s assets, other than Borrowing Base Properties, which in the aggregate, do not have a value in excess of $1,000,000;
     (h) until the Acquisition Letters of Credit are cancelled, terminated and/or released, the Lien encumbering the Cash Collateral Account (as defined in the Cash Collateral Agreement) granted by Borrower to JPMorgan Chase Bank, N.A., as collateral agent under the Cash Collateral Agreement, and not as Administrative Agent, Letter of Credit Issuer or a Bank, pursuant to the terms of the Cash Collateral Agreement; and
     (i) Liens on real estate (but specifically no Borrowing Base Properties, Mineral Interests or other collateral of Banks or Administrative Agent) securing the Debt described in Section 9.1(h).
          “Restricted Payment” means, with respect to any Person, (a) any Distribution by such Person, (b) any capital contribution, loan or advance (other than a Permitted Investment) by any Credit Party to any Unrestricted Subsidiary, (c) the issuance of a Guarantee by any Credit Party with respect to any Debt or other obligation of any Unrestricted Subsidiary, other than Guarantees of (i) Permitted Senior Unsecured Debt permitted by Section 9.1(d) hereof, and (ii) Permitted Senior Convertible Debt permitted by Section 9.1(f) hereof, (d) the retirement, redemption, defeasance, repurchase or prepayment prior to scheduled maturity by such Person or any Affiliate of such Person of any Debt of such Person, (e) the retirement, redemption or payment by Borrower or any Affiliate of Borrower of any part of the principal of the Permitted Senior Unsecured Debt at any time prior to the termination of all Commitments and the payment and performance in full of the Obligations (other than inchoate indemnification obligations arising under Section 14.3 hereof), or (f) the retirement, redemption or payment by Borrower or any Affiliate of Borrower of any part of the principal of the Permitted Senior Convertible Debt at any time prior to the termination of all Commitments and the payment and performance in full of the Obligations (other than inchoate indemnification obligations arising under Section 14.3 hereof).
          “Syndication Agent” means, collectively, Deutsche Bank Trust Company Americas and KeyBank, N.A., in their capacities as Co-Syndication Agents for Banks hereunder or any successor thereto.
          1.2 Additional Definition. Section 1.1 of the Credit Agreement shall be amended to add the following definition to such Section:
          “Fifth Amendment” means that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of May 16, 2008, among Borrower, Administrative Agent and Banks party thereto.
          1.3 Amendment to Debt Covenant. Section 9.1 of the Credit Agreement shall be amended to read in full as follows:
     ”Section 9.1 Incurrence of Debt. Borrower will not, nor will Borrower permit any other Credit Party to, incur, become or remain liable for any Debt other than (a) the Obligations, (b) payables incurred in the ordinary course of business (other than in connection with a loan or lending transaction) that are not more than sixty (60) days past due, from the date of invoice or demand, except such payables being contested in good faith in accordance with Section 8.7 hereof, (c) Permitted Senior Unsecured Debt, (d) Guarantees of Permitted Senior Unsecured Debt, (e) Permitted Senior Convertible Debt, (f) Guarantees of Permitted Senior Convertible Debt, (g) Debt evidenced by the Acquisition Letters of Credit, (h) non-recourse Debt incurred for the acquisition of surface rights with respect to ranch land in an aggregate amount not to exceed $20,000,000, and which Debt is secured only by such surface rights in such ranch land, and no Mineral Interests or other property of any Credit Party nor any other collateral of Banks or Administrative Agent shall be provided by any Credit Party to secure such Debt; provided, that, such Debt (and the documentation evidencing same) is subject to Administrative Agent’s prior written approval of the terms and conditions thereof, and (i) other unsecured Debt in an aggregate amount outstanding at any time not to exceed $25,000,000.”
          1.4 Restatement of Schedule 1.1. Schedule 1.1 to the Credit Agreement shall be deleted in its entirety and replaced with Schedule 1.1 attached to this Fifth Amendment.
     SECTION 2. Borrowing Base Redetermination. Notwithstanding anything to the contrary contained in the Credit Agreement, including, without limitation, the provisions of Article IV thereof, Borrower, Administrative Agent and Banks hereby agree that the Borrowing Base in effect for the period from the Effective Date until the date of the next Redetermination thereof shall be $250,000,000. Borrower, Administrative Agent and Banks hereby further agree that the Redetermination provided for in this Section 2 shall not be construed or deemed to be a Special Redetermination for purposes of Section 4.3 of the Credit Agreement.
     SECTION 3. Rearrangement of Existing Loans. Upon the effectiveness of this Fifth Amendment, all of the Commitments and outstanding Obligations under the Credit Agreement as of the date of such effectiveness shall hereby be restructured, rearranged, renewed, extended and continued under the Credit Agreement (as amended hereby) and all Revolving Loans and Letters of Credit outstanding under the Credit Agreement as of the date of such effectiveness shall hereby become Revolving Loans and Letters of Credit outstanding under the Credit Agreement (as amended hereby). In connection with the foregoing, certain Banks (the “Assigning Banks”) hereby sell, assign, transfer and convey, and certain other Banks hereby purchase and accept, so much of the aggregate Commitments under, Revolving Loans outstanding under, and participations in Letters of Credit issued pursuant to, the Credit Agreement such that the Commitments of each Bank shall be as set forth on Schedule 1.1 to the Credit Agreement (as amended hereby). The foregoing assignments, transfers and conveyances are without recourse to the Assigning Banks and without any warranties whatsoever by any Agent, any Letter of Credit Issuer or any Assigning Bank as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of each Assigning Bank that it has not previously sold, transferred, conveyed or encumbered such interests.
     SECTION 4. Conditions Precedent. The effectiveness of (a) the amendments to the Credit Agreement contained in Section 1 hereof, and (b) the establishment of the Borrowing

Base contained in Section 2 hereof, is subject to the satisfaction of each condition precedent set forth in this Section 4:
          4.1 Closing Deliveries. Administrative Agent shall have received (a) counterparts of this Fifth Amendment duly executed by Borrower and all Banks, (b) a Note payable to the order of each Bank increasing or decreasing its Commitment, each in the amount of such Bank’s revised Commitment, duly executed by Borrower, (c) to the extent required by Section 5.1(b) of the Credit Agreement, Mortgages in form and substance acceptable to Administrative Agent and duly executed by Borrower, together with such documents and information as required to be delivered by Borrower pursuant to Section 5.1(c) of the Credit Agreement, and (d) such other documents, instruments and agreements as Administrative Agent may reasonably require in connection with this Fifth Amendment and the transactions contemplated hereby.
          4.2 No Defaults. Prior to and after giving effect to the amendments contained in Section 1 hereof, no Default, Event of Default or Borrowing Base Deficiency shall exist.
          4.3 Fees and Expenses. Borrower shall have paid (a) all fees and amounts as Borrower shall be required to pay to Administrative Agent and its Affiliates pursuant to any separate agreement between or among Borrower, Administrative Agent and/or its Affiliates, and (b) all reasonable fees and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fifth Amendment, including, without limitation, all reasonable fees and expenses of Vinson & Elkins L.L.P., counsel to Administrative Agent.
          4.4 Other Documentation. Administrative Agent shall have received such other documents, instruments and agreements as it or any Bank may reasonably request, all in form and substance reasonably satisfactory to Administrative Agent and Banks.
     SECTION 5. Representations and Warranties of Borrower. To induce Banks and Administrative Agent to enter into this Fifth Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows:
          5.1 Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this Fifth Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower except Permitted Encumbrances.
          5.2 Validity and Enforceability. This Fifth Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.
          5.3 Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in the Loan Papers is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).
          5.4 Absence of Defaults. Prior to and after giving effect to the amendments contained in Section 1 hereof, no Default or Event of Default has occurred which is continuing.
          5.5 No Defense. Borrower has no defense to payment of, or any counterclaim or rights of set-off with respect to, all or any portion of the Obligations.
     SECTION 6. Miscellaneous.
          6.1 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the other Loan Papers shall, except as amended and modified hereby, remain in full force and effect, and are hereby ratified and confirmed. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.
          6.2 Confirmation of Loan Papers and Liens. As a material inducement to Banks to make the agreements and grant the amendments set forth herein, Borrower hereby (a) acknowledges and confirms the continuing existence, validity and effectiveness of the Loan Papers and the Liens granted thereunder, (b) agrees that the execution, delivery and performance of this Fifth Amendment and the consummation of the transactions contemplated hereby shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Papers and Liens, and (c) acknowledges and agrees that the Liens granted under the Loan Papers secure, and after the consummation of the transactions contemplated hereby will continue to secure, the payment and performance of the Obligations as first priority perfected Liens, subject to the Permitted Encumbrances.
          6.3 Parties in Interest. All of the terms and provisions of this Fifth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
          6.4 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fifth Amendment.
          6.5 Counterparts. This Fifth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fifth Amendment until Borrower and all Banks have executed a counterpart. Facsimiles shall be effective as originals.
          6.6 Complete Agreement. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

          6.7 Headings. The headings, captions and arrangements used in this Fifth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fifth Amendment, nor affect the meaning thereof.
          6.8 Effectiveness. This Fifth Amendment shall be effective automatically and without necessity of any further action by Borrower, Administrative Agent or Banks when counterparts hereof have been executed by Borrower, Administrative Agent and all Banks, and all conditions to the effectiveness hereof set forth herein and in the Credit Agreement have been satisfied (including, without limitation, all conditions precedent set forth in Section 4 hereof).
          6.9 Governing Law. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.
[Signature pages to follow]

BORROWER: DELTA PETROLEUM CORPORATION, a Delaware corporation
By:	/s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

     Each of the undersigned (i) consent and agree to this Fifth Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

ACKNOWLEDGED AND AGREED TO BY: DELTA EXPLORATION COMPANY, INC., a Colorado corporation
By:	/s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

PIPER PETROLEUM COMPANY, a Colorado corporation
By:	/s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

CASTLE TEXAS EXPLORATION LIMITED PARTNERSHIP, a Texas limited partnership
By:	Delta Petroleum Corporation, a Delaware corporation, its general partner and sole limited partner
By:	/s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

DPCA LLC, a Delaware limited liability company
By:	/s/ Kevin K. Nanke
Kevin K. Nanke,
Chief Financial Officer and Treasurer

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

ADMINISTRATIVE AGENT: JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ J. Scott Fowler
J. Scott Fowler,
Senior Vice President

BANK: JPMORGAN CHASE BANK, N.A.
By:	/s/ J. Scott Fowler
J. Scott Fowler,
Senior Vice President

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

BANK: DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	Susan LeFevre
	Name:	Susan LeFevre
	Title:	Director

By:	Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Vice President

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

BANK: KEYBANK, N.A.
By:	Kevin Hays
	Name:	Kevin Hays
	Title:	Director

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

BANK: U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Tyler Fauerbach
	Name:	Tyler Fauerbach
	Title:	Vice President

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

BANK: BANK OF OKLAHOMA, N.A.
By:	/s/ Michael M. Logan
	Name:	Michael M. Logan
	Title:	Senior Vice President

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

BANK: NATIXIS (f.k.a. Natexis Banques Populaires)
By:	/s/ Donovan C. Broussard
Donovan C. Broussard
Managing Director

By:	/s/ Liana Tchernysheva
Liana Tchernysheva
Director

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

BANK: STERLING BANK
By:	/s/ Ryan K. Michael
	Name:	Ryan K. Michael
	Title:	Assistant Vice President

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

BANK: BANK OF SCOTLAND
By:	/s/ JULIA R. FRANKLIN
	Name:	JULIA R. FRANKLIN
	Title:	ASSISTANT VICE PRESIDENT

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

BANK: CAPITAL ONE, NATIONAL ASSOCIATION (f/k/a Hibernia National Bank)
By:	/s/ Stan G. Weiser
	Name:	Stan G. Weiser
	Title:	Vice President

Signature Page
Fifth Amendment to Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

SCHEDULE 1.1
Financial Institutions

Banks	Commitment Amount	Commitment Percentage
JPMorgan Chase Bank, N.A.	$35,230,769.23	14.092308%
Deutsche Bank Trust Company Americas	$35,230,769.23	14.092308%
KeyBank National Association	$35,230,769.23	14.092308%
U.S. Bank National Association	$35,230,769.23	14.092308%
Bank of Oklahoma, N.A.	$30,000,000.00	12.000000%
Natixis	$23,076,923.08	9.230769%
Sterling Bank	$23,076,923.08	9.230769%
Bank of Scotland	$20,000,000.00	8.000000%
Capital One, National Association	$12,923,076.92	5.169231%

Totals:	$250,000,000.00	100%

Banks	Domestic Lending Office	Eurodollar Lending Office	Address for Notice

JPMorgan Chase Bank, N.A.	10 South Dearborn	10 South Dearborn	2200 Ross Avenue, 3rd Floor
	Floor 7	Floor &	Mail Code: TX1-2911
	Chicago, Illinois 60603	Chicago, Illinois 60603	Dallas, Texas 75201
	Attn: Claudia Kech	Attn: Claudia Kech	Attn: J. Scott Fowler
	Tel. No. (312) 385-7041	Tel. No. (312) 385-7041	Tel. No. (214) 965-3226
	Fax No. (312) 385-7096	Fax No. (312) 385-7096	Fax No. (214) 965-3280
	e-mail: claudia.kech@jpmchase.com	e-mail: Claudia.kech@jpmchase.com	e-mail: scott.fowler@jpmorgan.com

Deutsche Bank Trust Company Americas	90 Hudson Street	90 Hudson Street	700 Louisiana Street, Suite 1500
	Jersey City, New Jersey 07302	Jersey City, New Jersey 07302	Houston, Texas 77002
	Attn: Patricia Ciocco	Attn: Patricia Ciocco	Attn: David E. Sisler
	Tel. No. (201) 593-2235	Tel. No. (201) 593-2235	Tel. No. (83) 239-4627
	Fax No. (201) 593-2308	Fax No. (201) 593-2308	Fax No. (832) 239-4693
	e-mail: patricia.ciocco@db.com	e-mail: patricia.ciocco@db.com	e-mail: david.sisler@db.com

KeyBank National Association	127 Public Square	127 Public Square	8117 Preston Road, Suite 440
	Cleveland, Ohio 44114	Cleveland, Ohio 44114	Dallas, Texas 75225
	Attn: Yvette M. Dyson-Owens	Attn: Yvette M. Dyson-Owens	Attn: Thomas Rajan
	Tel. No. (216) 689-4358	Tel. No. (216) 689-4358	Tel. No. (214) 414-2580
	Fax No. (216) 689-5962	Fax No. (216) 689-5962	Fax No. (214) 414-2610
	e-mail: Yvette_m_dyson-owens@keybank.com	e-mail: Yvette_m_dyson-owens@keybank.com	e-mail: Thomas_rajan@keybank.com

U.S. Bank National Association	555 SW Oak	555 SW Oak	950 Seventeenth Street
	PD-OR-P7LS	PD-OR-P7LS	DN-CO-T8E
	Portland, Oregon 97208	Portland, Oregon 97208	Denver, Colorado 80202
	Attn: Josie Butalid	Attn: Josie Butalid	Attn: Kathryn A. Gaiter
	Tel No. (503) 275-7861	Tel No. (503) 275-7861	Tel No. (303) 585-4210
	Fax No. (503) 275-8181	Fax No. (503) 275-8181	Fax No. (303) 585-4362 e-mail: kathryn.gaiter@usbank.com

Bank of Oklahoma, N.A.	1625 Broadway	1625 Broadway	1625 Broadway
	Suite 1570	Suite 1570	Suite 1570
	Denver, Colorado 80202	Denver, Colorado 80202	Denver, Colorado 80202
	Attn: Jane Weller	Attn: Jane Weller	Attn: Michael M. Logan
	Tel No. (303) 864-7340	Tel No. (303) 864-7340	Tel No. (303) 864-7342
	Fax No. (303) 864-7349	Fax No. (303) 864-7349	Fax No. (303) 864-7349
	e-mail: jmweller@bokf.com	e-mail: jmweller@bokf.com	e-mail: mlogan@bokf.com

Schedule 1.1-1

Banks	Domestic Lending Office	Eurodollar Lending Office	Address for Notice

Natixis	Southwest Representative Office	Southwest Representative Office	Southwest Representative Office
	333 Clay Street, Suite 4340	333 Clay Street, Suite 4340	333 Clay Street, Suite 4340
	Houston, Texas 77002	Houston, Texas 77002	Houston, Texas 77002
	Attn: Tanya McAllister	Attn: Tanya McAllister	Attn: Donovan Broussard
	Tel. No. (713) 759-9409	Tel. No. (713) 759-9409	Tel. No. (713) 571-6167
	Fax No. (713) 571-6165	Fax No. (713) 571-6165	Fax No. (713) 759-0973
	e-mail: Tanya.mcallister@nyc.nxbp.com	e-mail: Tanya.mcallister@nyc.nxbp.com	e-mail: Donovan.broussard@nyc.nxbp.com

Sterling Bank	2550 N. Loop West, Suite 800	2550 N. Loop West, Suite 800	2550 N. Loop West, Suite 800
	Houston, Texas 77092	Houston, Texas 77092	Houston, Texas 77092
	Attn: Cheri Allen	Attn: Cheri Allen	Attn: Ryan K. Michael
	Tel. No. (713) 507-7714	Tel. No. (713) 507-7714	Tel. No. (713) 507-7710
	Fax No. (713) 507-7908	Fax No. (713) 507-7908	Fax No. (713) 507-7948
	e-mail: cheri.allen@banksterling.com	e-mail: cheri.allen@banksterling.com	e-mail: ryan.michael@banksterling.com

Bank of Scotland	565 Fifth Avenue	565 Fifth Avenue	One City Centre
	New York, NY 10017	New York, NY 10017	1021 Main Street, Suite 1370
	Attn: Shirley Vargas	Attn: Shirley Vargas	Houston, Texas 77002
	Tel No. (212) 450-0875	Tel No. (212) 450-0875	Attn: Rex McSwain and
	Fax No. (212) 479-2807	Fax No. (212) 479-2807	Richard Butler
	e-mail: ShirleyVargas@bankofscotlandusa.com	e-mail: ShirleyVargas@bankofscotlandusa.com	Tel No. (713) 650-0636/0609 Fax No. (713) 651-9714
e-mail: RexMcSwain@bankofscotlandusa.com RichardButler@bankofscotlandusa.com

Capital One, National Association	313 Carondelet Street, 10th Floor	313 Carondelet Street, 10th Floor	313 Carondelet Street, 10th Floor
	New Orleans, Louisiana 70130	New Orleans, Louisiana 70130	New Orleans, Louisiana 70130
	Attn: Nancy G. Moragas	Attn: Nancy G. Moragas	Attn: Nancy G. Moragas
	Tel No. (504) 533-2863	Tel No. (504) 533-2863	Tel No. (504) 533-2863
	Fax No. (504) 533-5594	Fax No. (504) 533-5594	Fax No. (504) 533-5594
	e-mail: nancy.moragas@capitalonebank.com	e-mail: nancy.moragas@capitalonebank.com	e-mail: nancy.moragas@capitalonebank.com

Administrative Agent — Address:
2200 Ross Avenue, 3rd Floor
Mail Code TX1-2911
Dallas, Texas 75201
Attn: J. Scott Fowler
Tel. No. (214) 965-3226
Fax No. (214) 965-3280
Schedule 1.1-2